Exhibit 99.1

FOR IMMEDIATE RELEASE

COUNTY BANCORP, INC. ANNOUNCES FOURTH QUARTER 2016 NET INCOME OF

$3.5 MILLION AND NET INCOME OF $10.7 MILLION FOR THE YEAR 2016

Highlights

•	Net income of $3.5 million for the fourth quarter of 2016 and $10.7 million for the year 2016
•	Diluted earnings per share of $0.50 for the fourth quarter of 2016 and $1.61 for the year 2016
•	Net interest margin of 3.45% for the fourth quarter of 2016 and 3.35% for the year 2016
•	Organic loan growth of $161.0 million and total loan growth of $282.3 million during the year 2016

Manitowoc, Wisconsin, January 19, 2017 – County Bancorp, Inc. (NASDAQ: ICBK), the holding company of Investors Community Bank, a commercial bank headquartered in Manitowoc, Wisconsin, reported net income of $3.5 million, or $0.50 diluted earnings per share, for the fourth quarter of 2016, compared to net income of $2.9 million, or $0.48 diluted earnings per share, for the fourth quarter of 2015.  Net income for the year ended December 31, 2016 was $10.7 million compared to $11.0 million for the year ended December 31, 2015.  This represents a return on average assets of 0.98% for the year ended December 31, 2016 compared to 1.35% for the year ended December 31, 2015.

“County Bancorp, Inc. finished 2016 on a solid note, with a strong fourth quarter from both income and loan growth standpoints,” said Tim Schneider, President of County Bancorp, Inc. and CEO of Investors Community Bank.  “The year brought new opportunities as we completed our acquisition of Fox River Valley Bancorp, Inc., and based on the results of the past two quarters, we believe the merger has proven successful.  Our company is driven by our people and the relationships they have with their clients. We continue to drive future success, adding people in key positions throughout the organization.  Our historic tenets for success have always been sound underwriting, loan growth, and an efficient operating model, which result in strong bottom line returns.  These tenets have not changed, and we will continue to strive for solid shareholder returns.”

Total assets at December 31, 2016 were $1.2 billion, an increase of $25.5 million over total assets as of September 30, 2016 and an increase of $357.8 million over total assets as of December 31, 2015.  Total loans were $1.0 billion at December 31, 2016 which represents a $38.0 million increase over total loans at September 30, 2016 and a $282.3 million increase over total loans at December 31, 2015.  Total deposits at December 31, 2016 were $977.5 million, an increase of $48.1 million over total deposits as of September 30, 2016 and an increase of $305.3 million over total deposits as of December 31, 2015.

Non-performing assets decreased to $22.9 million at December 31, 2016, from $27.5 million at December 31, 2015, which represents a 16.7% improvement.

Net income for the quarters ended December 31, 2016 and 2015 were $3.5 million and $2.9 million, respectively. The increase in net income of $0.6 million between the fourth quarters of 2016 and 2015 was primarily the result of increased loan volumes throughout 2016 and was partially offset by a $1.0 million increase in employee compensation and benefits and a $0.2 million increase in information processing expense resulting from the merger with Fox River Valley Bancorp, Inc. (“Fox River Valley”).  Net interest margin increased to 3.45% for the three months ended December 31, 2016, compared to 3.34% for the three months ended December 31, 2015.

Net income for the year ended December 31, 2016 was $10.7 million compared to $11.0 million for the year ended December 31, 2015.  This decrease was the result of increased non-interest expense during 2016, which included $2.6 million in merger-related expenses that were incurred during the year, which had a $1.6 million effect on net income, net of taxes.  Net interest income increased 35.5% to $35.6 million for the year ended December 31, 2016 from $26.2 million for the year ended December 31, 2015.

Earnings for the year ended December 31, 2016 were affected by one-time merger-related expenses from the acquisition of Fox River Valley, and its wholly owned subsidiary, The Business Bank, which was completed on May 13, 2016.  The non-GAAP information presented below should be read in conjunction with the Company’s balance sheet and statement of operations.  After excluding the effects of $2.6 million ($1.6 million net of taxes) of expenses relating to the merger with Fox River Valley, adjusted diluted earnings per share (non-GAAP) for the year ended December 31, 2016 were $1.86, compared to $1.82 for the year ended December 31, 2015.

	Year Ended December 31, 2016	Diluted Earnings per Share at December 31, 2016	Year Ended December 31, 2015	Diluted Earnings per Share at December 31, 2015
Net income, excluding merger related expenses	$12,313	$1.86	$10,974	$1.82
Merger related expenses, net of taxes	1,619	0.25	-	-
Net income	$10,694	$1.61	$10,974	$1.82

Provision for loan losses for the year ended December 31, 2016 was $3.0 million compared to a credit provision of $1.0 million for the year ended December 31, 2015.  The increased provision resulted from increased loan growth in 2016 and a one-time recovery that took place in 2015.

About County Bancorp, Inc.

County Bancorp, Inc., a Wisconsin corporation and registered bank holding company founded in May 1996, and our wholly-owned subsidiary Investors Community Bank, a Wisconsin-chartered bank, are headquartered in Manitowoc, Wisconsin.  The state of Wisconsin is often referred to as “America’s Dairyland,” and one of the niches we have developed is providing financial services to agricultural businesses statewide, with a primary focus on dairy-related lending.  We also serve business and retail customers throughout Wisconsin, with a focus on northeastern and central Wisconsin.  Our customers are served from our full-service locations in Manitowoc, Appleton, Green Bay, and Stevens Point and our loan production offices in Darlington, Eau Claire, Fond du Lac, and Sheboygan.

Forward-Looking Statements

This press release includes "forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Factors that may cause actual results to differ materially from those made or suggested by the forward-looking information contained in this press release include those identified in County Bancorp, Inc.’s most recent annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.  Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

###

Investor Relations Contact

Timothy J. Schneider

CEO, Investors Community Bank

Phone: (920) 686-5604

Email: tschneider@investorscommunitybank.com

County Bancorp, Inc.

Consolidated Financial Summary (Unaudited)

	December 31, 2016	December 31, 2015	December 31, 2014
	(dollars in thousands, except per share data)
Selected Balance Sheet Data:
Total assets	$1,242,670	$884,889	$771,756
Total loans	1,030,486	748,189	648,122
Allowance for loan losses	12,645	10,405	10,603
Securities available for sale, at fair value	123,437	83,281	81,282
Goodwill	5,038	-	-
Core deposit intangible, net of amortization	1,441	-	-
Deposits	977,518	672,226	605,469
Shareholders' equity	131,288	107,024	80,043
Common equity	123,288	99,024	72,043

Stock Price Information:
High - Year-to-date	$26.97	$24.20	N/A
Low - Year-to-date	$18.25	$15.20	N/A
Market price per common share	$26.97	$19.50	N/A
Average diluted shares of common stock year-to-date	6,415,204	5,778,584	4,580,917
Common shares outstanding	6,586,335	5,771,001	4,498,790

Non-Performing Assets:
Nonaccrual loans	$20,107	$24,579	$11,555
Other real estate owned	2,763	2,872	7,137
Total non-performing assets	$22,870	$27,451	$18,692

Restructured loans not on nonaccrual	$4,300	$610	$846

Non-performing assets as a % of total loans	2.22%	3.67%	2.88%
Non-performing assets as a % of total assets	1.84%	3.10%	2.42%
Allowance for loan losses as a % of nonperforming assets	55.29%	37.90%	56.72%
Allowance for loan losses as a % of total loans	1.23%	1.39%	1.64%

Net charge-offs (recoveries) year-to-date	$718	$(821)	$481
Provision for loan loss year-to-date	$2,959	$(1,019)	$589

	For the Three Months Ended		For the Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(dollars in thousands, except per share data)
Selected Income Statement Data:
Net interest income	$10,150	$6,986	$35,567	$26,247
Provision for loan losses	543	306	2,959	(1,019)
Net interest income after provision for loan losses	9,607	6,680	32,608	27,266
Non-interest income	2,006	2,375	8,715	7,685
Non-interest expense	5,996	4,475	24,146	17,458
Income tax expense	2,145	1,680	6,483	6,519
Net income	$3,472	$2,900	$10,694	$10,974

Income before provision for loan losses, merger expense, and income tax expense (1)	$6,195	$4,886	$22,737	$16,474

Return on average assets	1.12%	1.34%	0.98%	1.35%
Return on average shareholders' equity	10.54%	9.58%	8.99%	9.45%
Return on average common shareholders' equity (1)	10.96%	11.35%	9.51%	11.27%
Efficiency ratio (1)	48.14%	47.08%	53.72%	49.95%

Per Common Share Data:
Basic	$0.51	$0.48	$1.65	$1.85
Diluted	$0.50	$0.48	$1.61	$1.82
Dividends declared	$0.05	$0.04	$0.20	$0.16

(1) This is a non-GAAP financial measure. A reconciliation to GAAP is included below.

	For the Three Months Ended		For the Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(dollars in thousands)
Non-interest income:
Service charges	$364	$295	$1,341	$1,039
Gain on sale of loans	2	263	242	429
Loan servicing fees	1,434	1,276	5,451	4,924
Loan servicing rights	100	424	1,120	399
Income on OREO	17	5	50	248
Other	89	112	511	646
Total	$2,006	$2,375	$8,715	$7,685

Non-interest expense:
Employee compensation and benefits	$3,547	$2,537	$13,101	$10,769
Occupancy	148	78	512	338
Information processing	401	178	2,446	705
Professional fees	494	450	1,831	1,350
Business development	262	171	794	542
FDIC assessment	26	138	450	459
OREO expenses	38	23	191	284
Writedown of OREO	146	74	480	256
Net loss (gain) on OREO	(2)	(6)	(122)	254
Other	936	832	4,463	2,501
Total	$5,996	$4,475	$24,146	$17,458

Non-GAAP Financial Measures

Return on average common shareholders' equity reconciliation:
Return on average shareholders' equity	10.54%	9.58%	8.99%	9.45%
Effect of excluding average preferred shareholders' equity	0.42%	1.77%	0.52%	1.82%
Return on average common shareholders' equity	10.96%	11.35%	9.51%	11.27%

Efficiency ratio GAAP to non-GAAP reconciliation:
Non-interest expense	$5,996	$4,475	$24,146	$17,458
Less: net loss on sales and write-downs of OREO	(144)	(68)	(358)	(510)
Adjusted non-interest expense (non-GAAP)	$5,852	$4,407	$23,788	$16,948

Net interest income	$10,150	$6,986	$35,567	$26,247
Non-interest income	2,006	2,375	8,715	7,685
Operating revenue	$12,156	$9,361	$44,282	$33,932
Efficiency ratio	48.14%	47.08%	53.72%	49.95%

Income before provision for loan losses, merger expense, and income tax expense reconciliation:
Income before income taxes	$5,617	$4,580	$17,177	$17,493
Provision for loan losses	543	306	2,959	(1,019)
Merger expenses (one-time)	35	-	2,601	-
Income before provision for loan losses, merger expense, and income tax expense	$6,195	$4,886	$22,737	$16,474

	Three Months Ended
	December 31, 2016			December 31, 2015
	Average Balance (1)	Income/ Expense	Yields/ Rates	Average Balance (1)	Income/ Expense	Yields/ Rates
	(dollars in thousands)
Assets
Investment securities	$122,111	$497	1.63%	$84,667	$364	1.72%
Loans (2)	1,010,825	12,372	4.90%	735,120	8,614	4.69%
Interest bearing deposits due from other banks	42,633	91	0.85%	16,198	24	0.59%
Total interest-earning assets	$1,175,569	$12,960	4.41%	$835,985	$9,002	4.31%

Allowance for loan losses	(11,825)			(9,927)
Other assets	73,763			39,642
Total assets	$1,237,507			$865,700

Liabilities
Savings, NOW, money market, interest checking	$246,628	292	0.47%	$172,155	203	0.47%
Time deposits	597,488	1,996	1.34%	421,340	1,493	1.42%
Total interest-bearing deposits	$844,116	$2,288	1.08%	$593,495	$1,696	1.14%
Other borrowings	2,187	33	6.03%	4,287	55	5.09%
FHLB advances	123,928	369	1.19%	59,331	204	1.37%
Junior subordinated debentures	15,451	120	3.11%	12,372	61	1.97%
Total interest-bearing liabilities	$985,682	$2,810	1.14%	$669,485	$2,015	1.20%

Non-interest-bearing deposits	110,062			65,970
Other liabilities	9,997			9,217
Total liabilities	$1,105,741			$744,672

SBLF preferred stock (3)	-			15,000
Shareholders' equity	131,766			106,028
Total liabilities and equity	$1,237,507			$865,700

Net interest income		$10,150			$6,987
Interest rate spread (4)			3.27%			3.11%
Net interest margin (5)			3.45%			3.34%
Ratio of interest-earning assets to interest-bearing liabilities	1.19			1.25

(1)	Average balances are calculated on amortized cost.
(2)	Includes loan fee income, nonaccruing loan balances, and interest received on such loans.
(3)

The SBLF preferred stock refers to our Noncumulative Perpetual Preferred Stock, Series C, issued to the U.S. Treasury through the U.S. Treasury’s Small Business Lending Fund program.  This stock was redeemed on February 23, 2016.

(4)	Interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average total interest-earning assets.

	Year Ended
	December 31, 2016			December 31, 2015
	Average Balance (1)	Income/ Expense	Yields/ Rates	Average Balance (1)	Income/ Expense	Yields/ Rates
	(dollars in thousands)
Assets
Investment securities	$108,549	$1,801	1.66%	$82,812	$1,401	1.69%
Loans (2)	913,887	43,552	4.77%	680,279	32,301	4.75%
Interest bearing deposits due from other banks	38,153	228	0.60%	17,333	65	0.38%
Total interest-earning assets	$1,060,589	$45,581	4.30%	$780,424	$33,767	4.33%

Allowance for loan losses	(11,687)			(10,309)
Other assets	42,649			41,416
Total assets	$1,091,551			$811,531

Liabilities
Savings, NOW, money market, interest checking	$214,749	1,066	0.50%	$158,610	746	0.47%
Time deposits	532,338	7,129	1.34%	401,643	5,492	1.37%
Total interest-bearing deposits	$747,087	$8,195	1.10%	$560,253	$6,238	1.11%
Other borrowings	3,047	161	5.30%	8,088	276	3.41%
FHLB advances	112,722	1,284	1.14%	44,331	606	1.37%
Junior subordinated debentures	14,628	374	2.56%	12,372	400	3.23%
Total interest-bearing liabilities	$877,484	$10,014	1.14%	$625,044	$7,520	1.20%

Non-interest-bearing deposits	84,621			62,430
Other liabilities	8,276			7,947
Total liabilities	$970,381			$695,421

SBLF preferred stock (3)	2,184			15,000
Shareholders' equity	118,986			101,110
Total liabilities and equity	$1,091,551			$811,531

Net interest income		$35,567			$26,247
Interest rate spread (4)			3.16%			3.13%
Net interest margin (5)			3.35%			3.36%
Ratio of interest-earning assets to interest-bearing liabilities	1.21			1.25

(1)	Average balances are calculated on amortized cost.
(2)	Includes loan fee income, nonaccruing loan balances, and interest received on such loans.
(3)

The SBLF preferred stock refers to our Noncumulative Perpetual Preferred Stock, Series C, issued to the U.S. Treasury through the U.S. Treasury’s Small Business Lending Fund program.  This stock was redeemed on February 23, 2016.

(4)	Interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average total interest-earning assets.